UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

February 27, 2018

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 27, 2018, The Audit Committee (the “Audit Committee”) of the Board of Directors of Cemtrex, Inc., (The “Company”) determined not to continue with the Registrant’s then accountants and to engage a different accounting firm. On February 26, 2018, the Company dismissed Bharat Parikh & Associates, located in Vadodara, India as its independent registered public accounting firm.

During the fiscal years ended September 30, 2016, and 2017, and the subsequent interim periods through February 27, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Bharat Parikh & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Bharat Parikh & Associates’ satisfaction, would have caused Bharat Parikh & Associates to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Registrant has provided Bharat Parikh & Associates with a copy of this disclosure and has requested that they furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Bharat Parikh & Associates addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On February 27, 2018, (the “Engagement Date”), the Company engaged Green & Company, CPAs (“Green & Company”) as its independent registered public accounting firm after the Audit Committee formally approved the decision to engage Green & Company as the Company’s independent registered public accounting firm.

The address of Green & Company is:

10320 N 56TH STREET, SUITE 330

TEMPLE TERRACE, FL 33617

The Company, nor any one on its behalf, did not consult with Green & Company in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
16.1	Letter of Bharat Parikh & Associates, dated February 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: February 27, 2018	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer